Table of Contents

Hosted Services Agreement – Confidential NAVITAIRE Inc.

DIDAMENDMENT NO. 18 TO

NAVITAIRE HOSTED SERVICES AGREEMENT

This Amendment No. 18 to the NAVITAIRE Hosted Services Agreement (this “Amendment”), effective as of March 15, 2010, is entered into by and between NAVITAIRE LLC, a Delaware limited liability company (“NAVITAIRE”), and VRG Linhas Aereas S.A., as successor of GOL – Transportes Aereos S/A, a Brazilian corporation (“Customer”). Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A.

NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Services Agreement dated as of May 1, 2004 and amended by: (i) Amendment No. 1 dated as of January 1, 2005, (ii) Amendment No. 2 dated as of June 13, 2005, (iii) Amendment No. 3 dated as of October 1, 2005, (iv)  Amendment No. 4 dated as of November 14, 2005, (v) Amendment No. 6 dated as of April 5, 2006, (vi) Amendment No. 7 dated as of June 1, 2006, (vii) Amendment No. 8 dated as of June 11, 2007 (viii) Amendment No. 9 dated as of August 20, 2007; (ix) Amendment No. 10 dated as of August 27, 2007; (x) Amendment No. 11 dated as of April 24, 2008; (xi) Amendment No. 12 dated as of April 24, 2008; (xii) Amendment No. 13 dated as of July 31, 2008; (xiii) Amendment No. 14 dated as of October 31, 2008; (xiv) Amendment No. 15 dated as of October 1, 2008; (xv) Amendment No. 16 dated as of October 1, 2009; and (xvi) Amendment No. 17 dated as of February 1, 2010 (the “Agreement”), pursuant to which NAVITAIRE performs Hosted Services for Customer.

B.	Section 18.1 of the Agreement permits the parties to amend the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.
C.	NAVITAIRE and Customer desire to amend the terms of the Agreement as provided below.

Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1	Amendment to add VPN Services Termination Option to the Agreement, as follows:
a)

VPN Services Termination Option: Customer may, with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] advance written notice, request that NAVITIARE terminate support for their VPN Services, previously contracted for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. NAVITAIRE may invoice Customer up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], for any costs incurred as part of the VPN Services termination process.

2	Amendment to add Additional Network Switch Ports to the Agreement, as follows:
	a)	Scope of Services. The following is hereby added to Exhibit A, Section 2, Scope of Services:
		X	Additional Network Switch Ports
b)

Monthly Recurring Service Fees. The Monthly Recurring Services Fees – Additional Network Switch Ports Connectivity Services/Products are hereby added to Exhibit H, Section 1.1.26 of the Agreement, as follows:

		1.1.26	Monthly Recurring Services Fees – Additional Network Switch Ports Connectivity Services/Products. (Applicable only if selected in Section 2 of Exhibit A.)

Description	Additional Network Switch Ports
Monthly Infrastructure and Support Fee	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] fee per month
(includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] network switch ports)

Hosted Services Agreement – Confidential NAVITAIRE Inc.

c)	Implementation Fees. The Implementation Fees in Exhibit H, Section 1.2 are amended to include the following:

Product/Service Description	Implementation Fees
Additional Network Switch Ports	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3	Amendment to Add Advanced Passenger Information System (APIS) to the Agreement, as follows:
	a)	Scope of Services. The following is hereby added to Exhibit A, Section 2, Scope of Services:
		X	Advanced Passenger Information System (APIS) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	b)	Functionality. The following functionality is hereby added to Exhibit A, Section 6, New Skies by Navitaire Functionality Included in Hosted Reservation Services, as follows:

Advanced Passenger Information System (APIS)
General Features – Advanced Passenger Information System (APIS)

Ability to collect via travel document information from various sources during the booking process and at check-in APIS is supported in the following products:
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
System supports document verification processes during check-in and passenger boarding (as required).
APIS data is transmitted via SITA/ARINC [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] with the following information:
-	Flight
-	Passenger
-	Travel Documents (mandatory and optional)
Functionality is available in New Skies release 2.2 and higher.

Note: Customer is responsible for negotiating and maintaining the appropriate agreements and any costs associated with the other host provider(s) for this connectivity. Customer should also note that this APIS section refers to US message requirements. Other APIS may require some adjustment/development depending on any differences between US APIS and these other government APIS requirements.

NAVITAIRE may in some instances be precluded under governmental regulations and laws from providing this functionality in whole or in part.

c)

Monthly Recurring Service Fees. The Monthly Recurring Services Fees – Advance Passenger Information System (APIS) Connectivity Services/Products are hereby added to Exhibit H, Section 1.1.27 of the Agreement, as follows:

	1.1.27	Monthly Recurring Services Fees – Advance Passenger Information System (APIS) Connectivity Services/Products. (Applicable only if selected in Section 2 of Exhibit A.)

Description	Advance Passenger Information System (APIS)*
Monthly Infrastructure and Support Fee	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month for each APIS connection (includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Per Message Transaction Fee**	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Hosted Services Agreement – Confidential NAVITAIRE Inc.

*	Pricing is valid for the functionality described in Exhibit A, Section 6, in support of the Advanced Passenger Information System (APIS).
**

Any [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] collectively for all APIS transactions above the included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will incur the additional Monthly Recurring Service Fees outlined in Section 1.1.27 above.

Note: Any applicable message fees, segment fees or data circuit fees charged by a CRS/GDS/ARS and/or SITA/ARINC in connection with, or as a result of, the support of APIS functionality, are the responsibility of Customer.

d)	Implementation Fees. The Implementation Fees in Exhibit H, Section 1.2 are amended to include the following:

Product/Service Description	Implementation Fees (Including Training)
Advanced Passenger Information System (APIS) - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

* Implementation Fees for APIS include up to one hundred fifty (150) hours of implementation support including project management, operations, NAVITAIRE system training, and support personnel. Additional implementation hours are billable on a time and materials basis. Support for each country-specific APIS implementation requires initiation of an implementation project and may be subject to additional development fees. One-half (1/2) of the Implementation Fee will be invoiced to Customer and is due upon signature of this Amendment. The remaining Implementation Fee is due and payable in full upon completion of the Implementation Project.

4

No Other Changes. Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect. This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provisions of the Agreement by any party hereto.

5	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

6	Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon NAVITAIRE and the Customer and their respective successors, heirs and assigns.

7

Conflict of Provisions. In the event that there exists a conflict between any term, condition, or provision contained within this Amendment, and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Amendment shall control.

Hosted Services Agreement – Confidential NAVITAIRE Inc.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

NAVITAIRE INC.

By:___________________________________
Its:___________________________________
Date:

CUSTOMER

By:___________________________________
Its:___________________________________
Airline:________________________________
Date:
Witness Name:_________________________

Witness ID:

Witness Name:_________________________

Witness ID:____________________________